                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to 14a-11(c) or Rule 14a-12

                          KIMBALL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                           KIMBALL INTERNATIONAL, INC
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHARE OWNERS
                          TO BE HELD OCTOBER 16, 2001
                               ------------------

To the Share Owners of Kimball International, Inc.:

     The annual meeting of our Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the "Company"), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 16, 2001, at 9:30 A.M., Eastern Standard Time, for the following purposes:

     1. To elect twelve Directors of your Company.

     2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 13, 2001, for determining our Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Voters of the shares of the Company's Class A Common Stock are entitled to elect eleven Directors and to vote upon all other matters to be presented at the meeting. Voters of the shares of the Company's Class B Common Stock are entitled to elect one Director but are not otherwise entitled to vote.

     A proxy, being solicited on behalf of the Board of Directors, is enclosed along with a return envelope, which requires no postage if mailed in the United States. If you own both shares of Class A Common Stock and Class B Common Stock, you will receive a Class A and a Class B proxy in separate mailings.

                                            By Order of the Board of Directors
                                              JOHN H. KAHLE, Secretary
September 5, 2001

                            YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY SIGNING, DATING, AND MAILING THE ACCOMPANYING PROXY CARD OR BY THE INTERNET BY FOLLOWING
 THE INSTRUCTIONS ON THE CARD. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR
               RIGHT TO VOTE IF YOU ATTEND THE MEETING IN PERSON.

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                         ANNUAL MEETING OF SHARE OWNERS
                                OCTOBER 16, 2001

                               ------------------

                                PROXY STATEMENT

     This Proxy Statement is being mailed to our Share Owners of KIMBALL INTERNATIONAL, INC. (the "Company") on or about September 5, 2001, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the Annual Meeting of Share Owners to be held October 16, 2001, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.

     Any of our Share Owners who execute and return a proxy may revoke the proxy at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another duly executed proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and so requesting, although attendance at the meeting will not by itself revoke a previously granted proxy.

     The entire cost of soliciting proxies will be borne by your Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by Directors, Officers, and employees of your Company without extra compensation. Your Company will also reimburse brokerage houses, custodians, nominees, and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

     The Annual Report to our Share Owners for the year ended June 30, 2001, accompanies this Proxy Statement.

                               VOTING INFORMATION

     Only Share Owners of record at the close of business on August 13, 2001, will be entitled to vote at the Annual Meeting. On that date, there were outstanding 14,058,101 shares of Class A Common Stock and 23,980,246 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote with respect to the election of the eleven Directors and any other matters submitted to a vote at the meeting. Each share of Class B Common Stock is entitled to one vote with respect to the election of one Director but otherwise is not entitled to vote.

     The presence of a quorum requires that a majority of outstanding shares be present at the meeting by proxy or in person. With a quorum present at the meeting, Directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, (i.e., the nominees receiving the highest number of votes cast in each category will be elected). Accordingly, the election of Directors will not be affected if you choose to not vote your shares or if you withhold authority to vote your shares. If you hold your shares through a broker or other nominee (in "street" name), you should instruct the broker or nominee as to how you want to vote. Withholding authority or "broker non-votes" will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If you are a registered Share Owner, you can simplify your voting and save your Company expense by voting via the Internet. Internet voting information is provided on the proxy card. A control number is designated on the proxy card to verify a Share Owner's identity, allowing the Share Owner to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via the Internet, please do not return a signed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote on the Internet by following the instructions on the proxy form you receive from your bank or broker.

     All properly executed proxies received by the Board of Directors will be voted. In the absence of contrary direction, the Board of Directors proposes to vote the proxies FOR the election of each of the named nominees to the Board.

     The Board of Directors knows of no other matters that may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment on such matter using the discretionary authority granted in the proxy form.

                             SHARE OWNER PROPOSALS

     Proposals which are desired to be presented at the 2002 Annual Meeting by Share Owners of record in respect of such a meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 8, 2002. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company's Proxy Statement. A Share Owner wishing to bring a proposal before the Annual Meeting of Share Owners in 2002 (but not include the proposal in the Company's Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at its principal executive office by no earlier than June 28, 2002, or no later than July 18, 2002. The written notice must also meet additional requirements as stated in the Company's By-laws.

                          SHARE OWNERSHIP INFORMATION

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or dispositive power of certain shares listed in the following table is shared, the same securities in such cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for the Executive Officers and Directors shown, after elimination of such duplication, is 4,828,691 shares of Class A Common Stock (34.3% of the outstanding) and 2,303,305 shares of Class B Common Stock (9.5% of the outstanding), as of the date noted below.

     Set forth in the following table are the beneficial holdings as of August 6, 2001, of the Company's Class A Common Stock and Class B Common Stock on the basis described above for each person, including nominees for election as Directors, known to your Company who may be deemed to own more than 5% of either class of your Company's outstanding shares, of all other nominees for election as Directors, and of all Directors and Executive Officers as a group:

                                                                  SHARES BENEFICIALLY OWNED(A)(B)
                                                                ------------------------------------
                                                                   SOLE         SHARED
                                                                VOTING AND    VOTING AND
                                                                DISPOSITIVE   DISPOSITIVE   PERCENT
                        NAME                                       POWER         POWER      OF CLASS
                        ----                                    -----------   -----------   --------
HOLDERS, INCLUDING NOMINEES FOR ELECTION AS A
  DIRECTOR, OF MORE THAN 5% OF THE OUTSTANDING
  SHARES OF EITHER CLASS
  NOMINEES FOR ELECTION AS A DIRECTOR:
     Thomas L. Habig (c)............................  Class A       68,112     1,996,531     14.7%
     1600 Royal Street                                Class B      153,093       554,348      2.9%
     Jasper, Indiana 47549
     Douglas A. Habig (c)...........................  Class A      969,877     1,916,323     20.5%
     1600 Royal Street                                Class B      391,559       554,348      3.9%
     Jasper, Indiana 47549
     John B. Habig..................................  Class A      624,746     1,983,715     18.6%
     1500 Main Street                                 Class B      255,720       508,714      3.2%
     Jasper, Indiana 47546

  OTHERS:
     Trust Agreements of
     A. C. Sermersheim Family Limited Partnership     Class A      811,000          None      5.8%
     (f)............................................
     1113 West 14th Street                            Class B      373,576          None      1.6%
     Jasper, Indiana 47546
     Barbara J. Habig (e)...........................  Class A      724,815          None      5.2%
     4949 Lampkins Ridge Road                         Class B      135,200          None        (d)
     Bloomington, IN 47401

  OTHER NOMINEES:
     James C. Thyen (c).............................  Class A      258,430       146,656      2.9%
                                                      Class B      189,575       323,986      2.1%
     Ronald J. Thyen (c)............................  Class A      255,634       133,840      2.8%
                                                      Class B      179,283       278,352      1.9%
     John T. Thyen (c)..............................  Class A      311,270       133,840      3.2%
                                                      Class B      119,455       278,352      1.7%
     Brian K. Habig.................................  Class A      210,251          None      1.5%
                                                      Class B       78,445          None        (d)
     Dr. Jack R. Wentworth (c)......................  Class A         None          None      None
                                                      Class B        7,072          None        (d)
     Christine M. (Tina) Vujovich (c)...............  Class A         None          None      None
                                                      Class B        5,312          None        (d)
     Alan B. Graf, Jr. (c)..........................  Class A         None          None      None
                                                      Class B       20,395          None        (d)
     Polly B. Kawalek (c)...........................  Class A         None          None      None
                                                      Class B        8,615          None        (d)
     Harry W. (Hank) Bowman.........................  Class A         None          None      None
                                                      Class B        1,198          None        (d)
  All Executive Officers and Directors as a
     Group (15 persons)(c)..........................  Class A    2,698,320     2,130,371     34.3%
                                                      Class B    1,470,605       832,700      9.5%

---------------

(a) Includes shares owned by spouse and children living in the household of the individuals listed. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(b) Class A Common Stock is convertible at the option of the holder to Class B Common Stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis.

(c) Class B shares include the following shares, including stock appreciation rights, subject to acquisition by exercise of stock options within sixty days after August 6, 2001: Thomas L. Habig 58,500 shares; Douglas A. Habig 58,500 shares; James C. Thyen 70,060 shares; Ronald J. Thyen 51,396 shares; John T. Thyen 50,000 shares; Alan B. Graf, Jr. 2,205 shares; Christine M. Vujovich 846 shares; Jack R. Wentworth 1,303 shares; Polly B. Kawalek 1,368 shares; and all Executive Officers and Directors as a group 332,797 shares. The percentage of Class B shares owned by each person, or group, is determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options within sixty days after August 6, 2001.

(d) Totals are under one percent of the outstanding class of stock.

(e) This information is derived from notification received by the Company on
    Schedule 13G or other communications.

(f) This information is derived from notification received by the Company on
    Schedule 13D and other communications. As disclosed in the Schedule 13D, Jane M. Hackman, Shirley A. Lewis, and Ronald J. Sermersheim each have joint voting and dispositive power of the shares listed. In addition, Ms. Hackman, Ms. Lewis, and Mr. Sermersheim each vote individually and own on a direct basis, or through additional family partnerships, a total of 401,456 shares of Class A Common Stock and 1,108,650 shares of Class B Common Stock.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, twelve Directors, constituting the full Board, are to be elected to hold office until the next Annual Meeting of our Share Owners or until their successors are duly elected and qualified. Holders of shares of the Company's Class A Common Stock are entitled to elect eleven Directors, and holders of shares of the Company's Class B Common Stock are entitled to elect one Director. Each nominee is now a Director of the Company. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The nominees are:

                       NOMINEES FOR ELECTION AS DIRECTORS
                       BY HOLDERS OF CLASS A COMMON STOCK

                                                                                          DIRECTOR
NAME                                                   PRINCIPAL OCCUPATION                SINCE
----                                                   --------------------               --------
Douglas A. Habig (a).....................    Chairman of the Board of Directors and         1973
                                             Chief Executive Officer of your Company;
                                             age 54
Thomas L. Habig (a)(c)...................    Vice Chairman of the Board of Directors        1950
                                             of your Company; age 73
James C. Thyen (b).......................    President of your Company; age 57              1982
John B. Habig (a)........................    Chairman of the Board of Directors of          1956
                                             SVB&T Corporation (a bank holding
                                             company); formerly Senior Executive Vice
                                             President, Operations Officer,
                                             Electronics Segment of your Company; age
                                             68
Ronald J. Thyen (b)......................    Senior Executive Vice President,               1973
                                             Assistant Secretary, Operations Officer,
                                             Furniture and Cabinets Segment of your
                                             Company; age 64

                                                                                          DIRECTOR
NAME                                                   PRINCIPAL OCCUPATION                SINCE
----                                                   --------------------               --------
Brian K. Habig (c).......................    National Sales and Marketing Manager,          1992
                                             Jackson of Danville, a seating
                                             manufacturing division of your Company;
                                             age 44
John T. Thyen (b)........................    Senior Executive Vice President,               1990
                                             Strategic Marketing; age 62
Christine M. (Tina) Vujovich.............    Vice President, Environmental Policy and       1994
                                             Product Strategy, Cummins, Inc.; age 49
Alan B. Graf, Jr.........................    Executive Vice President and Chief             1996
                                             Financial Officer, FedEx Corporation;
                                             also Director of Storage USA, Inc.; age
                                             47
Polly B. Kawalek.........................    Vice President of The Quaker Oats Company      1997
                                             and President, Hot Breakfast Division,
                                             The Quaker Oats Company; age 46
Harry W. (Hank) Bowman...................    Former President and Chief Executive           2000
                                             Officer of The Stiffel Company; age 58

                        NOMINEE FOR ELECTION AS DIRECTOR
                       BY HOLDERS OF CLASS B COMMON STOCK

                                                                                          DIRECTOR
NAME                                                   PRINCIPAL OCCUPATION                SINCE
----                                                   --------------------               --------
Dr. Jack R. Wentworth....................    Arthur M. Weimer Professor Emeritus of         1984
                                             Business Administration, Indiana
                                             University; former Dean of the Kelley
                                             School of Business, Indiana University;
                                             age 72

---------------
(a) Thomas L. Habig, Douglas A. Habig and John B. Habig are brothers.

(b) Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

(c) Brian K. Habig is the son of Thomas L. Habig.

     Each of the nominees is currently a Director of the Company and has been employed for more than the past five years by the same employer in the capacity shown above, or some other executive capacity, except for Polly B. Kawalek and Harry W. Bowman. Ms. Kawalek has been an employee of The Quaker Oats Company since 1979 and since 1982 has held various management positions with the Company. Beginning in 1992, Ms. Kawalek was Vice President of the Wholesome Variety Unit of the Company. During 1994, Ms. Kawalek's responsibilities changed to President of The Quaker Snacks Group. Ms. Kawalek became President of The Hot Breakfast Division in 1996. In 1998, Ms. Kawalek was appointed Vice President of The Quaker Oats Company in addition to her duties as President of The Hot Breakfast Division.

     From January 1999 until March 2000, Mr. Bowman was the President and Chief Executive Officer of The Stiffel Company, an electric lighting equipment manufacturer in Chicago, Illinois, a position he resigned in March 2000, due to a proposed sale of the company. From September 1997 to January 1999, Mr. Bowman served as an independent consultant. From February 1995 to September 1997, Mr. Bowman was Chairman, President, and Chief Executive Officer of the Outboard Marine Corporation of Waukegan, Illinois. From 1971 to 1995, Mr. Bowman held various marketing and executive positions with Whirlpool Corporation, including positions as President of the Whirlpool and Kenmore appliance groups and Whirlpool Europe.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

     Your Board has four standing Committees: the Executive Committee, the Audit Committee, the Compensation Committee, and the Stock Option Committee. The Executive Committee currently consists of: Thomas L. Habig, Douglas A. Habig, John B. Habig, James C. Thyen, and Ronald J. Thyen. The By-laws of the Company provide, except to the extent limited by Indiana law, that the Executive Committee may exercise all powers of the Board of Directors (by meeting or unanimous written consent) with reference to the conduct of the business of your Company during the intervals between the meetings of the Board. During the 2001 fiscal year, the Board of Directors met six times while the Executive Committee met three times and acted by unanimous written consent on several occasions.

     The Audit Committee, as of June 30, 2001, consisted of five members of the
Board: Alan B. Graf, Jr. (Chairperson), Christine M. Vujovich, Dr. Jack R. Wentworth, Polly B. Kawalek, and Harry W. Bowman. Audit Committee members are not salaried employees of the Company and, in the opinion of the Board of Directors, meet the National Association of Securities Dealers' requirements with respect to independence and accounting experience. The Committee met three times during the 2001 fiscal year.

     The members of the Compensation Committee are: Dr. Jack R. Wentworth (Chairperson), James C. Thyen, Thomas L. Habig, Christine M. Vujovich, and Alan
B. Graf, Jr. The Committee's responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer and to establish and maintain general compensation policies with respect to all other Executive Officers of your Company. With the exception of Mr. Habig, members of the Committee also serve as the Stock Option Committee of your Company's 1987 and 1996 Stock Incentive Programs. The Compensation and Stock Option Committees each met once during fiscal year 2001.

     All Directors receive compensation of $16,000 per year. Directors who are not Company employees receive an additional $2,000 for each meeting attended, and during 2001, each non-employee Director received a grant of 1,000 shares of Class B Common Stock. Directors who are Company employees receive an additional $1,500 for each meeting attended. The Chairperson of the Audit Committee of the Board of Directors receives $3,500 per meeting, and other Audit Committee members receive $2,500 per meeting. Members of the Compensation Committee who are not Company employees receive $1,000 per meeting. Members of the Executive Committee and the Stock Option Committee receive no additional compensation for their service on these Committees.

     Your Company maintains the 1996 Director Stock Compensation and Option Plan, which allows Directors to elect to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock and to receive grants of nonqualified stock options in connection with that election.

     In 1997, the Board of Directors adopted a plan where all members of your Board of Directors must own at a minimum your Company's stock equal in value to three times the total annual fees earned as a Director, with a phase-in period to attain the ownership requirement.

     All Directors during fiscal year 2001 attended in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which the Directors serve, except Thomas L. Habig, who attended 5 out of 7 Board and Committee meetings.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that certain Company Directors, Executive Officers and Share Owners file with the Securities and Exchange Commission and the Company an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the Directors and Executive Officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended June 30, 2001.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, for the fiscal years indicated, the aggregate cash compensation, including incentive compensation, paid by your Company to the Chief Executive Officer and each of the four other most highly compensated Executive Officers of your Company during the years ended June 30, 2001, 2000, and 1999:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                              ANNUAL COMPENSATION             ------------
                                    ---------------------------------------    SECURITIES
                                                             OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS      COMPENSATION (1)   OPTIONS (#)    COMPENSATION (2)
---------------------------  ----   --------   --------    ----------------   ------------   ----------------
Douglas A. Habig...........  2001   $338,000   $196,711(4)     $38,901           19,500          $26,872
  Chairman of the Board and                                                         833(3)
  Chief Executive Officer    2000    338,000    252,900         45,935           13,000           41,111
                                                                                    635(3)
                             1999    306,800    308,372         39,882           13,000           42,704
James C. Thyen.............  2001   $312,000   $182,891(4)     $43,338           19,500          $25,772
  President                                                                         833(3)
                             2000    312,000    229,600         43,035           13,000           37,994
                                                                                    763(3)
                             1999    270,400    274,536         43,267           13,000           37,745
                                                                                    741(3)
Thomas L. Habig............  2001   $270,400   $157,126(4)     $40,268           19,500          $45,257
  Vice Chairman of the
    Board                    2000    270,000    197,660         38,750           13,000           48,699
                             1999    260,000    250,760         48,743           13,000           48,928
Ronald J. Thyen............  2001   $287,200   $147,822(4)     $50,404           16,500          $28,490
  Senior Executive                                                                  833(3)
  Vice President,            2000    276,000    194,800         43,405           11,000           36,131
  Assistant Secretary,                                                              763(3)
  Operations Officer,        1999    251,600    253,444         48,855           11,000           36,928
  Furniture and Cabinets                                                            741(3)
  Segment
John T. Thyen..............  2001   $271,200   $140,402(4)     $39,346           16,500          $26,868
  Senior Executive                                                                  833(3)
  Vice President,            2000    260,400    188,320         44,887           11,000           33,648
  Strategic Marketing                                                               635(3)
                             1999    250,400    227,736         47,834           11,000           36,508
                                                                                     65(3)

---------------
(1) Includes Director fees, and, along with other Officers and certain employees, executive financial services programs, supplemental group medical and life insurance, automotive allowances, and other miscellaneous items.

(2) For 2001 includes, on behalf of the named individuals, all other compensation as follows:

                                                                  COMPANY PAYMENTS       SPLIT-DOLLAR
                                                                  TO RETIREMENT AND       INSURANCE
                                                                SUPPLEMENTAL EMPLOYEE      PREMIUM
                                                                  RETIREMENT PLANS          VALUE
                                                                ---------------------    ------------
Douglas A. Habig............................................           $16,166             $10,706
James C. Thyen..............................................           $14,787             $10,985
Thomas L. Habig.............................................           $12,078             $33,179
Ronald J. Thyen.............................................           $12,496             $15,994
John T. Thyen...............................................           $11,942             $14,926

(3) The first number represents options granted under the Company's 1996 Stock Incentive Program, and the second number represents options granted under the Company's 1996 Director Stock Compensation and Option Plan.

(4) Includes the value of Company Class B shares (as of the award date) received as performance share awards under the Company's 1996 Stock Incentive Program, which was $16,751 each for Douglas A. Habig and James C. Thyen and $13,138 each for Thomas L. Habig, Ronald J. Thyen, and John T. Thyen.

CASH BONUS PLANS

     Your Company has a Profit Sharing Bonus Plan in which all Executive Officers and eligible salaried employees participate. The Plan is based on an "Economic Value Added" or "EVA" philosophy whereby the Company's cost of capital is deducted from income to arrive at an Economic Profit. (EVA is a registered trademark of Stern Stewart & Co.) The Compensation Committee believes that changes in Economic Profit correlate with long-term Share Owner value. The amount of bonus earned during a fiscal year is based upon achieving predetermined Economic Profit levels. The Economic Profit levels required to achieve bonus are based in part on external benchmarks.

     Capital from which the cost of capital is computed includes all assets deployed, less cash and investments (with certain adjustments to reflect current economic costs), less current liabilities. Cash and investments are excluded to motivate the business units to generate cash.

     The plan is structured whereby eligible employees with increasingly higher levels of responsibility to impact profitability have a greater percentage of their total compensation at risk, allowing for a greater incentive to increase Economic Profit. The Plan is also designed so that whenever a higher Economic Profit is achieved, bonus is paid at an increasing percent of base salary. Therefore, higher levels of Economic Profit result in a greater amount of each dollar of profit being paid out in bonus than at lower profit levels, again providing a greater incentive to increase Economic Profit. Once a minimum threshold of Economic Profit is attained, eligible employees at the highest responsibility levels may earn bonuses up to 100% of base salary, with lesser percentages for eligible employees with lower levels of responsibility.

     Because no single incentive plan is perfect and special situations occur where an individual achievement may not be adequately recognized by the Profit Sharing Bonus Plan, there is a Supplemental Bonus Plan reviewed and approved on an annual basis by your Board of Directors where a maximum of 2.4% of the Company's overall annual net income (before bonuses paid pursuant to the Company's Profit Sharing Bonus Plan) may be designated as supplemental bonuses to those eligible employees, at the discretion of the Chairman of the Board, Vice Chairman of the Board, and President. The 2.4% is an effective 1.5% on a comparative pre-tax basis. Any award to the Chief Executive Officer under this Supplemental Bonus Plan must be approved and awarded by the Compensation Committee of the Board of Directors.

     Under your Company's bonus plans, with certain exceptions, bonuses are accrued annually and paid in five installments over the succeeding fiscal year. Except for provisions relating to retirement, death, and permanent disability, participants must be actively employed on each payment date to be eligible to receive the bonus.

RETIREMENT PLANS

     Your Company maintains a defined contribution retirement plan with a 401(k) provision for all eligible domestic employees. The Plan investments were formerly directed by a Retirement Plan Advisory Committee composed of Company executives and employees. Effective July 1, 2001, the Plan was converted to a participant-directed plan. The Plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Board of Directors based on income of the Company as defined in the Plan. Each eligible employee's Company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including Executive Officers. Participant accounts are fully vested after five years of participation. All Executive Officers were fully vested at June 30, 2001, except for one individual. The Retirement Trust account is fully funded. For those eligible employees who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the retirement plan is reduced. For employees who are eligible, there is a nonqualified, unfunded Supplemental Employee Retirement Plan (SERP) in which your Company contributes to the account of each individual an amount equal to the reduction in the contribution under the defined contribution retirement plan arising from the provisions of the 1986 Tax Reform Act. Non-U.S. employees are covered by various retirement programs, many mandated by the laws of each particular country.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS IN 2001
                                            --------------------------------------         POTENTIAL REALIZED
                                            % OF TOTAL                                      VALUE AT ASSUMED
                              NUMBER OF      OPTIONS                                     ANNUAL RATES OF STOCK
                             SECURITIES     GRANTED TO                                   PRICE APPRECIATION FOR
                             UNDERLYING     EMPLOYEES                                    TERM OF THE OPTION (1)
                               OPTIONS      IN FISCAL     EXERCISE      EXPIRATION    ----------------------------
          NAME               GRANTED (#)       YEAR        PRICE           DATE            5%             10%
          ----               -----------    ----------    --------      ----------         --             ---
Douglas A. Habig.........       19,500         2.4%        $16.17         8/22/10         $198,231        $502,317
                                   672          .1%         15.26        10/16/05            2,831           6,256
                                   161          --          14.01          4/9/06              623           1,376
James C. Thyen...........       19,500         2.4%        $16.17         8/22/10         $198,231        $502,317
                                   672          .1%         15.26        10/16/05            2,831           6,256
                                   161          --          14.01          4/9/06              623           1,376
Thomas L. Habig..........       19,500         2.4%        $16.17         8/22/10         $198,231        $502,317
Ronald J. Thyen..........       16,500         2.0%        $16.17         8/22/10         $167,734        $425,038
                                   672          .1%         15.26        10/16/05            2,831           6,256
                                   161          --          14.01          4/9/06              623           1,376
John T. Thyen............       16,500         2.0%        $16.17         8/22/10         $167,734        $425,038
                                   672          .1%         15.26        10/16/05            2,831           6,256
                                   161          --          14.01          4/9/06              623           1,376
All Optionees............      816,401         100%        $16.10(2)       8/7/05       $5,900,000     $14,400,000
                                                                          Through
                                                                           1/1/11
All Share Owners (3).....          N/A         N/A            N/A             N/A     $248,800,000    $580,000,000
All Optionees' potential
  gain as a percent of
  all Share Owners
  gain...................                                                                     2.4%            2.5%

---------------
(1) Potential realizable values are based upon assumed rates of appreciation prescribed by the Securities and Exchange Commission. Under these rules it is assumed the Company's Class B Common Stock will appreciate in value from the date of grant to the end of the award term at annualized rates of 5% and 10%. The 5% and 10% rates prescribed by the Securities and Exchange Commission are not intended to forecast possible future appreciation of the Company's stock.

(2) Weighted average per share exercise price of all options issued in fiscal year ended June 30, 2001.

(3) The amounts shown represent a hypothetical return to all holders of your Company's Common Stock, assuming that all Share Owners purchased their shares at a per share purchase price of $16.10, the weighted average of the exercise prices for all options granted during the period, and that all Share Owners hold the shares continuously for the average term of the options. The amounts were computed based upon 37,982,643 shares outstanding at June 30, 2001. The computed increase in market value to Share Owners is shown for comparative purposes only. It is not a prediction of future stock appreciation.

     Your Company's 1996 Stock Incentive Program (1996 Plan) was approved by Share Owners at the October 1996 Annual Meeting replacing the 1987 Stock Incentive Program. The 1996 Plan permits a variety of benefits consisting of:
Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, and Performance Shares. All Incentive Stock and Nonqualified Stock Options issued were granted at 100% of fair market value on date of grant. Options generally are exercisable from six months to two years after the date of grant and expire five to ten years after the date of grant. All options issued have certain provisions relating to termination of employment by reason of disability or retirement and provisions regarding death of the option's holder. Under certain circumstances the options may be forfeited.

     During 2001, a total of 816,401 shares of Class B Common Stock were granted in stock options, including 809,100 shares under the 1996 Stock Incentive Program and 7,301 shares under the 1996 Director Stock Compensation and Option Plan. Of the 809,100 shares granted under the 1996 Stock Incentive Program, 464,663 shares were Incentive Stock Options and 344,437 shares were Nonqualified Stock Options. All 7,301 shares granted under the Director's Plan were Nonqualified Stock Options. Options granted to the five named Executive Officers were Nonqualified Stock Options, including options granted to Douglas A. Habig, James C. Thyen, John T. Thyen, and Ronald J. Thyen under the 1996 Director's Plan.

     Stock options only produce value to Executives if the price of your Company stock appreciates, thereby increasing the link of interest of Executives with those of Share Owners.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to the named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                   OPTIONS AT               IN-THE-MONEY OPTIONS AT
                                 SHARES                        YEAR ENDED 2001(#)              YEAR END 2001 (1)
                               ACQUIRED ON     VALUE      ----------------------------    ----------------------------
           NAME                EXERCISE(#)    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----                -----------    --------    -----------    -------------    -----------    -------------
Douglas A. Habig...........      12,000(2)    $40,104(4)    58,500          13,468(3)          None         $28,201
James C. Thyen.............      10,000(2)    $33,420(4)    60,060          11,596(3)          None         $23,741
Thomas L. Habig............      12,000       $45,480       70,500            None          $26,760            None
Ronald J. Thyen............        None          None       61,396           1,596          $22,300          $1,441
John T. Thyen..............      20,000       $49,600       50,000           1,468             None          $1,441

---------------
(1) Based on the NASDAQ quoted closing price for the last business day of the fiscal year ($16.00 per share).

(2) Securities are stock ownership equivalents.

(3) 12,000 shares for Douglas A. Habig and 10,000 shares for James C. Thyen are stock ownership equivalents.

(4) Gains arise from stock ownership equivalents granted August 23, 1995, and maturing August 22, 2000.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in increasing Share Owner value. The Committee's responsibility as delegated by the Board of Directors is to establish the general compensation policies with respect to your Company's Executive Officers and to make all determinations with respect to the compensation of your Company's Chief Executive Officer. The members of the Committee, with the exception of Thomas L. Habig, are also members of the Stock Option Committee of the Company's 1996 Stock Incentive Program.

COMPENSATION PHILOSOPHY

     Since its founding, Kimball International has linked all employees' compensation to the financial success of your Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan (funded in part through a percentage share of corporate profits), Company Class B stock as an available investment option in the Company's retirement plan, and a stock option plan, all employees are linked in a common interest with Share Owners in the Company's short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.

     This basic philosophy is acknowledged in your Company's Guiding Principles, communicated to all employees, which states in part:

          "Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision."

     and

          "We want employees to share in their Company's success, both financially and through personal growth and fulfillment."

     Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

     - Most production employees are paid, either on an individual basis or through team participation, incentives based upon units of production. Certain production facilities have "gain sharing" programs allowing production employees to share in the financial gains of improved productivity. Compensation rises and falls with success in improving productivity and production processes. Holiday and vacation compensation is tied directly to incentive compensation.

     - Field sales personnel compensation generally includes commissions related to sales. Compensation rises and falls with success in making sales.

     - Key marketing and manufacturing executives participate in bonus incentive programs linked to profitable sales growth and manufacturing efficiency.

     - All salaried employees participate in a common Profit Sharing Bonus Plan. This Plan links to Economic Profit. It is believed the link to Economic Profit will help focus our decision-makers on the most effective use of capital and will improve the focus of providing excellent returns on the investments to you, our Share Owners. Under our Profit Sharing Bonus Plan, bonuses are generally paid only if we create Share Owner value through Economic Profit. Economic Profit is defined in the Cash Bonus Plans section of this Proxy Statement. The Profit Sharing Bonus Plan goals are based in part on external benchmarks as guidelines which help to assure a consistent focus and reasonable benchmark on providing these returns. Further, the Plan places a proportionately higher share of compensation at risk at each level of management.

     - Key personnel participated in the 1987 Stock Incentive Program and are now participating in the 1996 Stock Incentive Program, strengthening the link to a common interest with Share Owners.

     - Beginning in fiscal year 2001, performance share grants were made under the 1996 Program to officers and key personnel, tying the Profit Sharing Bonus Plan performance targets to grants of Class B shares.

     - The Retirement Plan for all employees is funded in part through Company contributions directly related to Company profitability. Effective July 1, 2001, the Retirement Plan became participant-directed and investment options will include a Kimball Stock Fund, affording eligible employees an incentive to align their Kimball stock holdings with their personal financial needs.

     The Cash Bonus Plans, Stock Incentive Programs, and Retirement Plans are described elsewhere in this Proxy Statement.

     Combining the Profit Sharing and Supplemental Bonus Plans for short-term incentive and the 1996 Stock Incentive Plan for long-term incentive, key managers, including senior management, have in excess of 50% of their total potential compensation tied to Company performance related to profitability and Share Owners' returns.

     The Committee believes that your Company's historical and ongoing strategy of strongly linking compensation of all employees to Company financial performance serves in the best interests of Share Owners by enabling employees to share in Company risk and success. It is the Committee's intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.

     To further link the interests of your Company's key decision makers to the interests of Share Owners, the Board of Directors, in 1997, adopted an Executive Stock Ownership policy based on the belief that key decision makers who have the greatest influences on the success of your Company should own significant amounts of your Company's stock. The amount of stock to be owned increases at each level of responsibility and allows a number of years for each individual to attain the required level of stock ownership.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     In the context of historical practice, the annual salary of the Chief Executive Officer is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs, and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the Chief Executive Officer's total compensation, nor does it utilize any specific target or formula, but does review compensation of the Chief Executive Officers of other manufacturing companies of similar size in sales. At the June 2000 meeting, the Committee reluctantly accepted the requests of the Chief Executive Officer, Vice Chairman and the President that their salaries not be increased and that the bonus payments under the Supplemental Bonus Plan be decreased due to the Company's strong focus on rewarding performance and in light of the fact that the Company's income goal was not attained in fiscal year 2000. At the June 2001 meeting, the Committee carefully reviewed market compensation and other data and determined that the Chief Executive Officer's compensation was significantly below market. In reviewing the competitive market data and other factors noted above, the Committee determined that a salary increase was warranted for the Chief Executive Officer. However, recognizing the longstanding philosophy of the Company, as well as the wishes of the Chief Executive Officer to align compensation with financial results, the Committee concluded that the increased salary should remain below competitive market levels for similarly-sized companies. Accordingly, the Committee unanimously approved a salary increase from the annualized base of $338,000, which had been in effect for approximately two years, to $580,000 for the fiscal year ending June 30, 2002.

     Under your Company's Profit Sharing Bonus Plan described elsewhere in this Proxy Statement, the Chief Executive Officer's bonus for fiscal year 2001, based upon the predetermined formula approved by the

Committee at its June 2000 meeting, fell to 22% of salary, while under this Plan the percent earned was 40% and 59% in 2000 and 1999 respectively. Under the Supplemental Bonus Plan, also described elsewhere in this Proxy Statement, for fiscal year 2001, the Committee unanimously awarded Douglas A. Habig a bonus of $105,600. Under this Plan, Mr. Douglas A. Habig was awarded $112,500 in 2000 and $125,000 in 1999. These awards were based upon the Committee's subjective evaluations of Mr. Habig's job performance, leadership in the planning and implementation of the Company's strategic objectives, responsibility level, and overall conduct of corporate affairs. The Company's Chairman and Chief Executive Officer, Vice Chairman, and President establish the salaries and supplemental bonuses of the Company's other Executive Officers. The Committee is confident that these realignments in the Chief Executive Officer's compensation provide significant incentives through at risk compensation in the Profit Sharing Bonus Plan and long-term incentives. The Committee further believes that these changes increase alignment with Share Owner interests while enhancing opportunities for CEO succession, thereby providing for the long-term leadership of the Company.

     As described elsewhere within this Proxy Statement, during your Company's 2001 fiscal year, the Stock Option Committee granted options under the 1996 Stock Incentive Program to key Executives and other key employees. The Committee unanimously recommended to the Board of Directors that Mr. Habig be awarded 135,000 shares in the form of a Nonqualified Stock Option described elsewhere in this Proxy Statement. The Board of Directors unanimously concurred with the recommendation and the stock option was granted during August 2001. The stock option granted to Mr. Habig was made in coordination with stock options issued to other Executives and key employees. Options issued to the Executives and other Company employees by the Stock Option Committee are generally based on level of individual responsibility. Thus, taking into consideration the cash bonus which can be earned under the Company's Profit Sharing and Supplemental Bonus Plans and stock options, over one-half of the total potential compensation of the Chief Executive Officer, as well as the other four named Executive Officers, are tied directly into performance related to profitability and your Company's stock price.

OTHER

     The Committee has also considered the potential effect of Section 162(m) of the Internal Revenue Code on Executive compensation. The Committee believes that in the foreseeable future, none of the Company's Officers covered under the law will have annual compensation in excess of $1 million. Thus, all compensation will be deductible for tax purposes. The Committee will continue to monitor your Company's compensation program in relation to Section 162(m).

     The Committee is also cognizant of the significant amount of shares of your Company stock presently owned by the Chief Executive Officer and the other four reporting Executive Officers and the fact that these five Senior Executives' shareholdings exceed the stock ownership requirement set by the Board of Directors. The policy regarding share ownership and the present significant shareholdings of the Chief Executive Officer and other four reporting Executive Officers helps assure a strong link with the common interest of Share Owners in the Company's long-term success.

     The Committee, in its June 2001 meeting, unanimously approved the Economic Profit targets under the Company's 2002 fiscal year Profit Sharing Bonus Plan.

COMPENSATION COMMITTEE

Dr. Jack R. Wentworth (Chairperson)  Thomas L. Habig
James C. Thyen                       Alan B. Graf,
                                     Jr.
Christine M. (Tina) Vujovich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Thomas L. Habig, Vice Chairman, is a brother of Douglas A. Habig, CEO of your Company, and James C. Thyen, President, is a brother of John T. Thyen and Ronald J. Thyen, Senior Executive Vice Presidents of your Company. Alan B. Graf, Jr., Dr. Jack R. Wentworth, and Christine M. (Tina) Vujovich are Directors of your Company and are not employees.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total return to Share Owners on the Common Stock of your Company from June 30, 1996, through June 30, 2001, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. Your Board of Directors does not believe that any published specific industry or line of business index adequately represents the current operations of your Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 30, 1996, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1996         1997         1998         1999         2000         2001
----------------------------------------------------------------------------------------------------------------
 Kimball International, Inc.          100.0        149.8        138.8        134.2        122.1        138.2
----------------------------------------------------------------------------------------------------------------
 S&P Midcap 400 Index                 100.0        123.3        156.8        183.7        214.9        234.0
----------------------------------------------------------------------------------------------------------------
 NASDAQ U.S. Composite Index          100.0        121.6        160.1        230.2        340.4        184.5
----------------------------------------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the June 30, 2001 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Alan B. Graf, Jr. (Chairperson)
Polly B. Kawalek
Christine M. Vujovich
Jack R. Wentworth
Harry W. Bowman

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent certified public accountants, examined the Company's financial statements for the year ended June 30, 2001, as they have for each fiscal year since June 30, 1980. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions. Arthur Andersen LLP has been selected as the Company's independent auditors for the 2002 fiscal year.

AUDIT FEES

     The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of our annual financial statements for the year ended June 30, 2001, and the reviews of the condensed financial statements included in our quarterly Reports on Forms 10-Q for the year ended June 30, 2001, were approximately $390,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no information technology services rendered by Arthur Andersen LLP during the year ended June 30, 2001.

ALL OTHER FEES

     The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services and financial information systems design and implementation, rendered by Arthur Andersen LLP during the year ended June 30, 2001, were approximately $282,600. These other services consisted of the following:

    -Statutory audits not required for the financial
      statements..........................................    $101,800
    -Audits of employee benefit plans.....................        none
    -Tax services.........................................     128,000
    -Internal audit co-source.............................       1,800
    -Litigation support...................................        none
    -Due diligence........................................      20,000
    -Compensation study...................................      31,000
                                                              --------
           Total Other Fees...............................    $282,600
                                                              ========

CONSIDERATION OF NON-AUDIT SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANT

     The audit committee has considered whether the services provided under financial information systems design and implementation and other non-audit services are compatible with maintaining the auditor's independence and has determined that such services are compatible.

                                          By Order of the Board of Directors
                                          JOHN H. KAHLE, Secretary
September 5, 2001

                                                                      APPENDIX A

                           KIMBALL INTERNATIONAL, INC
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for the preparation and integrity of Kimball International, Inc.'s. (Kimball) financial accounting and reporting.

     The management of Kimball is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, the internal audit group and the outside auditor.

     The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to review and appraise the audit efforts of Kimball's outside auditor and internal audit group.

     - Provide an open avenue of communication among the outside auditor, financial and senior management, the internal audit group, and the Board of Directors.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as defined within the National Association of Securities Dealers, Inc.
(NASD) Audit Committee Requirements.

     All Audit Committee members shall be "financially literate" as defined by the NASD Audit Committee Requirements or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have employment experience in finance or accounting or other comparable background as defined by the NASD Audit Committee Requirements.

     The members of the Audit Committee shall be appointed by the Board of Directors at the annual organizational meeting of the Board.

III.  MEETINGS

     The Audit Committee shall meet three times annually (or more frequently as circumstances dictate) and shall hold four quarterly audit update sessions to discuss the results of the outside auditor's review of the quarterly financial statements. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management, the director of internal audit, and the outside auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

     The quarterly audit update session will be held on or about the last day of the outside auditor's fieldwork for the interim financial reviews and the annual financial audit. The Audit Committee (with, at the minimum, the committee chairman or designee present) will discuss the quarterly earnings release collectively with financial management, the outside auditor, and internal audit group. The discussion will include significant transactions during the quarter, non-recurring accounting adjustments, including changes in estimates and new accounting policies; as well as disagreements, if any, in the application of generally accepted accounting principles between the outside auditor and management. The discussion will further encompass the outside auditor's judgement as to the "quality" of the reported earnings. Each of these quarterly audit update sessions will involve a separate executive session, if appropriate, where Audit Committee members, the outside auditor and the internal auditor can meet without management present, to discuss matters each of these groups may believe should be discussed privately.

IV.  AUDIT COMMITTEE PROCESSES

REVIEW OF CHARTER

1. Review and reassess the adequacy of the Audit Committee Charter at least annually or as conditions dictate.

STAFFING/INDEPENDENCE OF AUDITORS

1. Review activities, organizational structure, and qualifications of the internal audit group.

2. In conjunction with the full Board of Directors, select, evaluate, and, where appropriate, replace the outside auditor. The outside auditor is ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the shareholders.

3. On an annual basis, ensure the receipt of a written statement from the outside auditor delineating all relationships between the outside auditor and the company, and a letter confirming that in the outside auditor's judgement, it is independent of the company consistent with Independence Standards Board Standard No. 1. Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services which may impact the objectivity and independence of the auditor. Based upon the information received from and discussions conducted with the outside auditor, make a resolution that the outside auditor is independent or, if necessary, take appropriate action to ensure the independence of the outside auditor.

4. Review the fee and other compensation to be paid to the outside auditor that has resulted from negotiations by management. In addition, any non-audit services by external auditors, except that involving taxes, which the estimated cost will exceed 10% of the prior year U.S. audit fees, is to be approved by the Audit Committee in advance of the services being performed.

PLANNING OF THE AUDIT

1. Review, at least annually, the outside auditor and internal audit group's joint business and financial risk assessment and resulting audit plan.

AUDIT PROCESS

1. Review significant changes, if any, in the execution of the outside auditor's and internal audit's previously reviewed joint audit plan.

2. Review significant changes to Kimball's accounting principles and practices as suggested by financial management, the outside auditor, or internal audit group.

3. Consider the outside auditors' judgments about the acceptability and level of conservatism of Kimball's accounting principles as applied in its financial reporting.

4. Ensure the outside auditor conducts a SAS 71 Interim Financial Review prior to the quarterly earnings release and the company's filing of its Form 10-Q.

5. At least annually during a regular session, meet with financial management, the internal audit group, and the outside auditor in separate executive sessions to discuss any matters, including the internal control environment, that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

6. Following completion of the Annual Audit, review separately with each of financial management, the outside auditor and internal audit group any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

REPORTING OF AUDIT RESULTS

1. Review the reports prepared by the outside auditor and/or the internal audit group summarizing significant control weaknesses and management's response to those weaknesses.

2. Review with financial management, the outside auditor, and the internal audit group the quarterly earnings release prior to public dissemination.

3. Review and discuss the audited financial statements with management.

4. Discuss with the outside auditors matters required to be discussed by Statement on Auditing Standards No. 61, including significant adjustments, management judgements and accounting estimates, significant new accounting policies and disagreements with management.

5. Prepare a report to be included in Kimball's Proxy statement in accordance with rules established by the Securities and Exchange Commission.

6. Report activities to the full Board of Directors on a regular basis including whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K; and report the Audit Committee's assessment of the independence of the outside auditor.

                                                  ------------------------------
                                                    CONTROL NUMBER:
                                                    ACCOUNT NUMBER:
                                                  ------------------------------


                           KIMBALL INTERNATIONAL, INC.

                                      PROXY
                               (FOR CLASS A STOCK)

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Thomas L. Habig, James C. Thyen, and Douglas A. Habig, and each of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 13, 2001, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 16, 2001, and at any adjournments thereof, with respect to the following matters:

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK BOX [ ] OR [X]

1. ELECTION OF DIRECTORS  [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY
                              below (except as marked      to vote for all the
                              to the contrary below)       nominees listed below

   Thomas L. Habig, Douglas A. Habig, James C. Thyen, John B. Habig, Ronald J. Thyen, Christine M. "Tina" Vujovich, Brian K. Habig, John T. Thyen, Alan B. Graf, Jr., Polly B. Kawalek, and Harry W. "Hank" Bowman

   (INSTRUCTION:   To withhold authority to vote for any individual nominee,
                   write that nominee's name on the space provided below.)

                   --------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (PLEASE DATE AND SIGN BELOW.)

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.


                                                  Date:                   , 2001
                                                       -------------------


                                                  ------------------------------
                                                            (Signature)

                                                  ------------------------------
                                                            (Signature)

                                                  (If stock is registered in the
                                                  name of more than one person,
                                                  the Proxy should be signed by
                                                  all named owners. If signing
                                                  as attorney, executor,
                                                  administrator, trustee,
                                                  guardian, corporate official,
                                                  etc., please give full title
                                                  as such.)



  ----------------------------------------------------------------------------
   See reverse for instructions for voting your proxy by Internet or by mail.
  ----------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!


                         YOU CAN VOTE IN ONE OF TWO WAYS




================================================================================

                                VOTE BY INTERNET
                        http://www.kimball.com/proxyvote

Go to the Web site address listed above to vote your Proxy 24 hours a day, 7 days a week and select "Vote Class A Proxy". You will be prompted to enter the 10-digit control number and 10-digit account number, which are located in the upper right-hand corner on the front side of this proxy form. Then follow the simple online instructions.

================================================================================

                                       or

================================================================================

                                  VOTE BY MAIL
                         Postage-paid envelope provided

Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided. IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR PROXY FORM.

================================================================================


                                  PLEASE VOTE!

                          KIMBALL INTERNATIONAL, INC.

                                     PROXY
                              (For Class B Stock)

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I appoint Thomas L. Habig, James C. Thyen, and Douglas A. Habig, or any one or more of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc., standing in my name on its books at the close of business on August 13, 2001, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 16, 2001, and at any adjournments thereof, with respect to the following matters:

                     (Please date and sign on reverse side)












--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHARE OWNER.           PLEASE MARK    [X]
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.                                                YOUR VOTES AS
                                                                                                                 INDICATED IN
                                                                                                                 THIS EXAMPLE

1. Election of Director:            01 DR. JACK R. WENTWORTH               2. In their discretion, the proxies are authorized to
                                                                              vote upon such other business as may properly come
         FOR                WITHHOLD                                          before the meeting.
     the nominee           AUTHORITY
       listed           to vote for the
                         nominee listed
         [ ]                  [ ]

                                                                                    THE UNDERSIGNED HEREBY REVOKES ANY PROXY
                                                                                    HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE
                                                                                    NOTICE AND PROXY STATEMENT FOR THE ANNUAL
                                                                                    MEETING.



                                                                                    Date:____________________________________, 2001

                                                                                    _______________________________________________
                                                                                                     (Signature)
                                                                                    _______________________________________________
                                                                                                     (Signature)
                                                                                    _______________________________________________

                                                                                    _______________________________________________
                                                                                    (If the stock is registered in the name of more
                                                                                    than one person, the Proxy should be signed by
                                                                                    all named owners. If signing as attorney,
                                                                                    executor, administrator, trustee, guardian,
                                                                                    corporate official, etc., please give full title
                                                                                    as such.)



--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\


[LOGO]                      YOUR VOTE IS IMPORTANT!                  [LOGO]
                        YOU CAN VOTE IN ONE OF TWO WAYS:


================================================================================

                                VOTE BY INTERNET
                        http://www.kimball.com/proxyvote

Go to the web site address listed above to vote your proxy 24 hours a day, 7 days a week and select:"Vote Class B Proxy."You will be prompted to enter the control number, which is located in the lower right corner of this proxy card. Then follow the simple online instructions

================================================================================

                                       OR

================================================================================

                                  VOTE BY MAIL
                         Postage-paid envelope provided

Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided. IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

================================================================================

                                  PLEASE VOTE!